Exhibit 99.2

First-Quarter 2012 Results April 27, 2012 9:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Webcast at www.altramotion.com Replay Number Through May 4, 2012 877-660-6853 Domestic 201-612-7415 International Account Number: # 364 Conference ID: # 392909 Webcast Replay at www.altramotion.com
Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, our expectations regarding the market share and our penetration of new high-growth markets and geographies, our expectations regarding the development of new products, our expectations for our relative performance levels in the first and second quarters of 2012, our expectations relating to enhancing operational performance and cost management, our positioning in our end markets and our opportunities for long-term growth, the integration of Bauer and related profit improvement and sales synergies, the demand signs in our end markets, our expectations regarding the second quarter of 2012, our 2012 guidance including sales, EPS, capital expenditures, depreciation and amortization, and tax rates, and the execution of our growth strategy. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Senior Secured Notes and Convertible Notes, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets, (23) risks associated with implementation of our new ERP system, (24) risks associated with the Bauer acquisition and integration, (25) risks associated with the Company's planned investment in a new manufacturing facility in China, and (26) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1
First Quarter 2012 Highlights Revenues exceeded guidance and were up 20% year over year, 4% excluding Bauer Non-GAAP adjusted net income was $10.6 million or $0.40 per diluted share for the quarter, exceeding guidance Strong sales in North America and Asia, partially offset by weaker than expected sales in Europe 2
Top-line Growth Drivers in Q1 Distribution remains relatively strong and inventories are stable Strong growth in Energy, Metals, and Aerospace and Defense partially offset by weakness in Turf and Garden, Ag and Material Handling Global capital spending is driving demand in Mining and Power Generation 3
First-Quarter 2012 Financial Highlights 4
First-Quarter 2012 Non-GAAP Adjusted Net Income and Operating Income 5
Balance Sheet Highlights 6
First-Quarter 2012 Working Capital 7
2012 Outlook $740 - $760 Million in sales $1.50 - $1.60 Non-GAAP adjusted diluted earnings per share EPS includes $4.5 - $5.0 Million of SAP costs and $1 Million in start-up costs in China, approximately $0.13 - $0.15 per share $30 - $35 Million in capital expenditures, including $10 Million for investments in the new China facility $27 - $30 Million in depreciation and amortization Tax rate approximately 31%-33% before discrete items 8
Summary Exceeded both top and bottom line guidance for the quarter Q2 performance expected to be similar to Q1 results Top line growth as a result of new business and product development activities Robust acquisition pipeline supports opportunities for strategic, complementary acquisitions Expect record financial results for 2012 9
Discussion of Non-GAAP Measures As used in this release and the accompanying slides posted on the Company's website, non-GAAP adjusted diluted earnings per share, non-GAAP adjusted income from operations and non-GAAP adjusted net income are each calculated using either net income or income from operations that excludes acquisition related costs, discrete tax items and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP adjusted diluted earnings per share is calculated by dividing non-GAAP adjusted net income by GAAP weighted average shares outstanding (diluted). Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from new cash provided by operating activities. Altra believes that the presentation of non-GAAP adjusted net income, non-GAAP adjusted income from operations, non-GAAP adjusted diluted earnings per share and non-GAAP free cash flow provides important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations. 10